                                                                    Exhibit 10.8

                                AMENDMENT NO. 7
                                     TO THE
                           REVOLVING CREDIT AGREEMENT

          AMENDMENT NO. 7 (this "Amendment"), dated as of November 5, 1999, to the Credit Agreement, dated as of March 18, 1998, by and among ROBOTIC VISION SYSTEMS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto and THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") as heretofore amended and as may heretofore be amended, modified and supplemented from time to time (the "Credit Agreement").

                                    RECITALS

          A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

          B. The Borrower has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement to the extent and in the manner set forth below, and the Administrative Agent and the Lenders executing this Amendment are willing to do so subject to the terms and conditions hereof.

          In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendments to Credit Agreement.

          (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

               "Amendment No. 7": shall mean that certain Amendment No. 7 to the Credit Agreement, dated as of November 5, 1999.

               "Amendment No. 7 Effective Date": shall have the meaning set forth in Section 2 of Amendment No. 7.

          (b) Section 8.1 of the Credit Agreement is hereby amended by inserting the following new subsection (h) at the end thereof:

               "(h) unsecured Indebtedness of the Borrower under that certain Convertible Promissory Note dated November 10, 1999 made by the Borrower in favor of Polaroid Corporation in the principal amount of $2,000,000."
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     (c)  Section 8.14(f) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

          "provided, that in calculating Capital Expenditures for the fiscal quarter ending December 31, 1999, the Borrower shall not be required to include in such calculation its acquisition of assets pursuant to that certain Asset Purchase and License Agreement, dated as of November 10, 1999 by and between the Borrower and Polaroid Corporation."

     SECTION 2. This Amendment shall not become effective until the date (the "Amendment No. 7 Effective Date") on which each of the following has occurred:

     (a) The Administrative Agent shall have executed this Amendment and shall have received the consent thereto of Lenders representing the Required Lenders, the Borrower and the Subsidiary Guarantors;

     (b) After giving effect to this Amendment (i) the Borrower shall be in compliance with all of the terms and provisions set forth in the Credit Agreement to be observed and performed by it; (ii) all representations and warranties contained in Article 4 of the Credit Agreement shall be true and correct in all material respects on and as of the Amendment No. 7 Effective Date with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date; and (iii) no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing; and

     (c) The Administrative Agent shall have received such other documents as it shall reasonably request.

     SECTION 3. The Borrower agrees to pay to Morgan, Lewis & Bockius LLP all reasonable fees and disbursements of such firm in connection with the transactions contemplated hereby promptly upon the presentation of an invoice therefor. The Borrower authorizes and directs the Administrative Agent to debit the Borrower's operating account (Account No. 690-0761641) and pay such amounts no earlier than three (3) days subsequent to such presentation.

     SECTION 4. By their execution at the foot hereof, each of the Borrower and each Subsidiary Guarantor hereby reaffirms and admits the validity and enforce ability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder and admits that it has no defense, offset or counterclaim thereto.

     SECTION 5. This Amendment and the consents hereto may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and the consents hereto to produce or account for more than one counterpart signed by the party to be charged.

                                      -2-
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     SECTION 6. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

                                      -3-
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                          ROBOTIC VISION SYSTEMS, INC.
                                AMENDMENT NO. 7
                            TO THE CREDIT AGREEMENT

     IN WITNESS WHEREOF, the Borrower and the Administrative Agent have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ROBOTIC VISION SYSTEMS, INC.


                              By: /s/ Frank D. Edwards
                                  ----------------------------
                              Name: Frank D. Edwards
                                    --------------------------
                              Title: Chief Financial Officer
                                     -------------------------


                              THE BANK OF NEW YORK, individually
                              and as Administrative Agent

                              By:
                                   ----------------------------
                              Name:
                                   ----------------------------
                              Title:
                                   ----------------------------

                          ROBOTIC VISION SYSTEMS, INC.
                                AMENDMENT NO. 7
                            TO THE CREDIT AGREEMENT

     IN WITNESS WHEREOF, the Borrower and the Administrative Agent have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ROBOTIC VISION SYSTEMS, INC.


                              By:
                                  ----------------------------
                              Name:
                                    --------------------------
                              Title:
                                     -------------------------


                              THE BANK OF NEW YORK, individually
                              and as Administrative Agent

                              By: /s/ Edward J. DeSalvio
                                   ----------------------------
                              Name: EDWARD J. DeSALVIO
                                   ----------------------------
                              Title: VICE PRESIDENT
                                   ----------------------------

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                          ROBOTIC VISION SYSTEMS, INC.
                                AMENDMENT NO. 7
                            TO THE CREDIT AGREEMENT



CONSENTED TO:

FIRST UNION NATIONAL BANK

By: /s/ Anne D. Brehony
    ---------------------
Name: Anne D. Brehony
      -------------------
Title: Director
       ------------------

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                          ROBOTIC VISION SYSTEMS, INC.
                                AMENDMENT NO. 7
                            TO THE CREDIT AGREEMENT



CONSENTED TO:

FLEET BANK, N.A.

By: /s/ Donald R. Nicholson
    ---------------------
Name: Donald R. Nicholson
      -------------------
Title: SVP
       ------------------

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                          ROBOTIC VISION SYSTEMS, INC.
                                AMENDMENT NO. 7
                            TO THE CREDIT AGREEMENT

CONSENTED TO:

SYSTEMATION ENGINEERED PRODUCTS, INC.
VANGUARD AUTOMATION, INC.

AS TO EACH OF THE FOREGOING


By: /s/ Frank D. Edwards
----------------------------------
Name: Frank D. Edwards
----------------------------------
Title: Chief Financial Officer
----------------------------------


NORTHEAST ROBOTICS LLC
By: Robotic Vision Systems, Inc.
    as Sole Member and Manager
    of Acuity Imaging LLC,
    as Sole Member and Manager


By: /s/ Frank D. Edwards
----------------------------------
Name: Frank D. Edwards
----------------------------------
Title: Chief Financial Officer
----------------------------------

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                          ROBOTIC VISION SYSTEMS, INC.
                                AMENDMENT NO. 7
                            TO THE CREDIT AGREEMENT

CONSENTED TO:

ACUITY IMAGING LLC
By: Robotic Vision Systems, Inc.
    as Sole Member and Manager



By: /s/ Frank D. Edwards
----------------------------------
Name:  Frank D. Edwards
----------------------------------
Title: Chief Financial Officer
----------------------------------


CIMATRIX LLC
By: Robotic Vision Systems, Inc.
    as Sole Member and Manager


By: /s/ Frank D. Edwards
----------------------------------
Name:  Frank D. Edwards
----------------------------------
Title: Chief Financial Officer
----------------------------------